EXHIBIT 10.2


-----------------------------------------------------------------------------------------
LOAN NUMBER          LOAN NAME               ACCT. NUMBER     NOTE DATE      INITIALS

              Lee County Bancshares, Inc.                     02/18/03          JG

NOTE AMOUNT       INDEX (W/ MARGIN)             RATE         MATURITY DATE   LOAN PURPOSE

500,000.00    Wall Street Journal Prime        3.750%          02/18/04       Commercial
                     minus 0.5%

                                  CREDITOR USE ONLY
-----------------------------------------------------------------------------------------

                                PROMISSORY NOTE
                      (Commercial - Draw - Variable Rate)
--------------------------------------------------------------------------------

DATE AND PARTIES. The date of this Promissory Note (Note) is February 18, 2003. The parties and their addresses are:

     LENDER:
               NEXITY BANK - ATLANTA LPO
               2839 Paces Ferry Road
               Suite 840
               Atlanta, Georgia 30339
               Telephone: (678) 556-0700

     BORROWER:
               LEE COUNTY BANCSHARES, INC.
               a Corporation
               PO Box 3770
               Auburn, Alabama 36830

1.  DEFINITIONS.  As  used  in this Note, the terms have the following meanings:

          A. PRONOUNS. The pronouns "I," "me," and "my" refer to each Borrower signing this Note, individually and together with their heirs, successors and assigns, and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this Note. "You" and "Your" refer to the Lender, with its participants or syndicators, successors and assigns, or any person or company that acquires an interest in the Loan.

          B. NOTE. Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note.

          C. LOAN. Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Note.

          D. PROPERTY. Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.

          E. PERCENT. Rates and rate change limitations are expressed as annualized percentages.

2. PROMISE TO PAY. For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, amounts advanced from time to time under the terms of this Note up to the maximum total principal balance of $500,000.00 (PRINCIPAL), plus interest from the date of disbursement, on the unpaid outstanding Principal balance until this Note matures or this obligation is accelerated.

3. ADVANCES. Advances under this Note are made according to the following terms and conditions.

          A. REQUESTS FOR ADVANCES. My requests are a warranty that I am in compliance with all the Loan documents. When required by you for a particular method of advance, my requests for an advance must specify the requested amount and the date and be accompanied with any agreements, documents, and instruments that you require for the Loan. Any payment by you of any check, share draft or other charge may, at your option, constitute an advance on the Loan to me. All advances will be made in United States dollars. I will indemnify you and hold you harmless for your reliance on any request for advances that you reasonably believe to be genuine. To the extent permitted by law, I will Indemnify you and hold you harmless when the person making any request represents that I authorized this person to request an advance even when this person is unauthorized or this person's signature is not genuine.

          I or anyone I authorize to act on my behalf may request advances by the following methods.

               (1)  I make a request in person.
               (2)  I make a request by phone.
               (3)  I make a request by mail.

          B. ADVANCE LIMITATIONS. In addition to any other Loan conditions, requests for, and access to, advances are subject to the following limitations.

               (1) Obligatory Advances. You will make all Loan advances subject to this Agreement's terms and conditions.
               (2) Advance Amount. Subject to the terms and conditions contained in this Note, advances will be made in exactly the amount I request.
               (3) Cut-Off Time. Requests for an advance received before 02:30 PM will be made on any day that you are open for business, on the day for which the advance is requested.
               (4) Disbursement of Advances. On my fulfillment of this Note's terms and conditions, you will disburse the advance in any manner as you and I agree.
               (5) Credit Limit. I understand that you will not ordinarily grant a request for an advance that would cause the unpaid principal of my Loan to be greater than the Principal limit. You may, at your option, grant such a request without obligating yourselves to do so in the future.
               (6) Records. Your records will be conclusive evidence as to the amount of advances, the Loan's unpaid principal balances and the accrued interest.

4. INTEREST. Interest will accrue on the unpaid Principal balance of this Note at the rate of 3.750 PERCENT (INTEREST RATE) until February 19, 2003, after which time it may change as described in the Variable Rate subsection.

Lee County Bancshares, Inc.                                          Initials
                                                                             ---
Georgia Promissory Note                                                   Page 1

A. INTEREST AFTER DEFAULT. If you declare a default under the terms of this Loan, including for failure to pay in full at maturity, you may increase the Interest Rate payable on the outstanding Principal balance of this Note. In such event, interest will accrue on the outstanding Principal balance at 18.000 percent until paid in full.

B. MAXIMUM INTEREST AMOUNT. Any amount assessed or collected as interest under the terms of this Note or obligation will be limited to the Maximum Lawful Amount of interest allowed by state or federal law. Amounts collected in excess of the Maximum Lawful Amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.

C. STATUTORY AUTHORITY. The amount assessed or collected on this Note is authorized by the Georgia usury laws under Ga. Code title 7, ch. 4.

D. ACCRUAL. During the scheduled term of this Loan interest accrues using an Actual/360 days counting method.

E. DISCOUNTED RATE. The stated rate reflects a discount of 1.250 percent, from the formula used to determine later rates (provided in the Variable Rate section). This Discounted Rate will be in effect until February 19, 2003.

F. VARIABLE RATE. The Interest Rate may change during the term of this transaction.

               (1) Index. Beginning with the first Change Date, the Interest Rate will be based on the following index: the highest base rate on corporate loans posted by at least 75% of the nation's 30 largest banks that The Wall Street Journal publishes as the Prime Rate. The Current Index is the most recent index figure available on each Change Date. You do not guaranty by selecting this Index, or the margin, that the Interest Rate on this Note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers. If this Index is no longer available, you will substitute a similar index. You will give me notice of your choice.
               (2) Change Date. Each date on which the Interest Rate may change is called a Change Date. The Interest Rate may change February 19, 2003 and daily thereafter.
               (3) Calculation Of Change. On each Change Date, you will calculate the Interest Rate, which will be the Current Index minus 0.5 percent. The result of this calculation will be rounded up to the nearest .001 percent. Subject to any limitations, this will be the Interest Rate until the next Change Date. The new Interest Rate will become effective on each Change Date. The
               Interest Rate and other charges on this Note will never exceed the highest rate or charge allowed by law for this Note.
               (4) Effect Of Variable Rate. A change in the Interest Rate will the following effect on the payments. The amount of scheduled payments and the amount of the final payment will change.

5. REMEDIAL CHARGES. In addition to interest or other finance charges, I agree that I will pay these additional fees based on my method and pattern of payment. Additional remedial charges may be described elsewhere in this Note.

          A. LATE CHARGE. If a payment is more than 10 days late, I will be charged 5.000 percent of the Unpaid Portion of Payment. I will pay this late charge promptly but only once for each late payment.

6. PAYMENT. I agree to pay this Note in installments of accrued interest beginning March 18, 2003, and then on the 18th day of each month thereafter. I agree to pay the entire unpaid Principal and any accrued but unpaid interest on February 18, 2004.

Payments will be rounded up to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

Each payment I make on this Note will be applied first to interest that is due then to principal that is due, and finally to any charges that I owe other than principal and interest. If you and I agree to a different application of payments, we will describe our agreement on this Note. The actual amount of my final payment will depend on my payment record.

7. PREPAYMENT. I may prepay this Loan in full or in part at any time. Any partial prepayment will not excuse any later scheduled payments until I pay in full.

8.   LOAN PURPOSE. This is a business-purpose loan transaction.

9.   SECURITY. This Loan is not secured.

10.  DEFAULT. I will be in default if any of the following occur:

          A.  PAYMENTS.  I  fail  to  make  a  payment  in  full  when  due.

          B. INSOLVENCY OR BANKRUPTCY. I make an assignment for the benefit of creditors or became insolvent, either because my liabilities exceed my assets or I am unable to pay my debts as they become due; or I petition for protection under federal, state or local bankruptcy, insolvency or debtor relief laws, or am the subject of a petition or action under such laws and fail to have the petition or action dismissed within a reasonable period of time not to exceed 60 days.

          C. BUSINESS TERMINATION. I merge, dissolve, reorganize, end my business or existence, or a partner or majority owner dies or is declared legally incompetent.

          D. FAILURE TO PERFORM. I fail to perform any condition or to keep any promise or covenant of this Note.

          E. OTHER DOCUMENTS. A default occurs under the terms of any other transaction document.

          F. OTHER AGREEMENTS. I am in default on any other debt or agreement I have with you.

          G. MISREPRESENTATION. I make any verbal or written statement or provide any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

          H.  JUDGMENT.  I  fail  to  satisfy or appeal any judgment against me.

          I. FORFEITURE. The Property is used in a manner or for a purpose that threatens confiscation by a legal authority.

          J. NAME CHANGE. I change my name or assume an additional name without notifying you before making such a change.

          K. PROPERTY TRANSFER. I transfer all or a substantial part of my money or property.


Lee County Bancshares, Inc.                                         Initials
                                                                             ---
Georgia Promissory Note                                                   Page 2

          L.  PROPERTY VALUE. The value of the Property declines or is impaired.

          M. MATERIAL CHANGE. Without first notifying you, there is a material change in my business, including ownership, management, and financial conditions.

          N.  INSECURITY.  You  reasonably  believe  that  you  are  insecure.

11. WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

          A. ADDITIONAL WAIVERS BY BORROWER. In addition, I, and any party to this Note and Loan, to the extent permitted by law, consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Note.

               (1) You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.
               (2) You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.
               (3) You may release, substitute or impair any Property securing this Note.
               (4) You, or any institution participating in this Note, may invoke your right of set-off.
               (5) You may enter into any sales, repurchases or participations of this Note to any person in any amounts and I waive notice of such sales, repurchases or participations.
               (6) I agree that any of us signing this Note as a Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.
               (7) I agree that you may inform any party who guarantees this Loan of any Loan accommodations, renewals, extensions, modifications, substitutions or future advances.

          B. NO WAIVER BY LENDER. Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Note, or other Loan documents, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

12. REMEDIES. After I default, and after you give any legally required notice and opportunity to cure the default, you may at your option do any one or more of the following.

          A. ACCELERATION. You may make all or any part of the amount owing by the terms of this Note immediately due.

          B. SOURCES. You may use any and all remedies you have under state or federal law or in any instrument securing this Note.

          C. INSURANCE BENEFITS. You may make a claim for any and all insurance benefits or refunds that may be available on my default.

          D. PAYMENTS MADE ON MY BEHALF. Amounts advanced on my behalf will be immediately due and may be added to the balance owing under the terms of this Note, and accrue interest at the highest post-maturity interest rate.

          E. TERMINATION. You may terminate my right to obtain advances and may refuse to make any further extensions of credit.

          F. SET-OFF. You may use the right of set-off. This means you may set-off any amount due and payable under the terms of this Note against any right I have to receive money from you.

          My right to receive money from you includes any deposit or share account balance I have with you; any money owed to me on an item presented to you or in your possession for collection or exchange; and any repurchase agreement or other non-deposit obligation. "Any amount due and payable under the terms of this Note" means the total amount to which you are entitled to demand payment under the terms of this Note at the time you set-off.

          Subject to any other written contract, if my right to receive money from you is also owned by someone who has not agreed to pay this Note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement.

          Your right of set-off does not apply to an account or other obligation where my rights arise only in a representative capacity. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

          You will not be liable for the dishonor of any check when the dishonor occurs because you set-off against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

          G. WAIVER. Except as otherwise required by law, by choosing any one or more of these remedies you do not give up your right to use any other remedy. You do not waive a default if you choose not to use a remedy. By electing not to use any remedy, you do not waive your right to later consider the event a default and to use any remedies if the default continues or occurs again.

13. COLLECTION EXPENSES AND ATTORNEYS' FEES. On or after Default, to the extent permitted by law, I agree to pay all expenses of collection, enforcement or protection of your rights and remedies under this Note. Expenses include, but are not limited to, attorneys' fees, court costs, and other legal expenses. If this debt is collected by or through an attorney after maturity, I agree to pay 15 percent of the Principal and interest owing as attorneys' fees. These expenses are due and payable immediately. If not paid immediately, these expenses will bear interest from the date of payment until paid in full at the highest interest rate in effect as provided for in the terms of this Note. All fees and expenses will be secured by the Property I have granted to you, if any. To the extent permitted by the United States Bankruptcy Code, I agree to pay the reasonable attorneys' fees you incur to collect this Debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

14. WARRANTIES AND REPRESENTATIONS. I make to you the following warranties and representations which will continue as long as this Note is in effect:

          A. POWER. I am duly organized, and validly existing and in good standing in all jurisdictions in which I operate. I have the power and authority to enter into this transaction and to carry on my business or activity as it is now being conducted and, as applicable, am qualified to do so in each jurisdiction in which I operate.

          B. AUTHORITY. The execution, delivery and performance of this Note and the obligation evidenced by this Note are within my powers, have been duly authorized, have received all necessary governmental approval, will not violate any provision of law, or order of court or governmental agency, and will not violate any agreement to which I am a party or to which I am or any of my Property is subject.

          C. NAME AND PLACE OF BUSINESS. Other than previously disclosed in writing to you I have not changed my name or principal place of business within the last 10 years and have not used any other trade or fictitious name. Without your prior written consent, I do not and will not use any other name and will preserve my existing name, trade names and franchises.


Lee County Bancshares, Inc.                                          Initials
                                                                             ---
Georgia Promissory Note                                                   Page 3

15. APPLICABLE LAW. This Note is governed by the laws of Georgia, the United States of America and to the extent required, by the laws of the jurisdiction where the Property is located. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Georgia, unless otherwise required by law.

16. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay this Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on this Loan, or any number of us together, to collect this Loan. Extending this Loan or new obligations under this Loan, will not affect my duty under this Loan and I will still be obligated to pay this Loan. The duties and benefits of this Loan will bind and benefit the successors and assigns of you and me.

17. AMENDMENT, INTEGRATION AND SEVERABILITY. This Note may not be amended or modified by oral agreement. No amendment or modification of this Note is effective unless made in writing and executed by you and me. This Note is the complete and final expression of the agreement. If any provision of this Note is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

18. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

19. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one party will be deemed to be notice to all parties. I will inform you in writing of any change in my name, address or other application information. I will provide you any financial statement or information you request. All financial statements and information I give you will be correct and complete. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property. Time is of the essence.

20. CREDIT INFORMATION. I agree to supply you with whatever information you reasonably request. You will make requests for this information without undue frequency, and will give me reasonable time in which to supply the information.

21. ERRORS AND OMISSIONS. I agree, if requested by you, to fully cooperate in the correction, if necessary. In the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me. I agree to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with your requests within thirty (30) days.

22. AGREEMENT TO ARBITRATE. You or I may submit to arbitration any dispute, claim or other matter in question between or among you and me that arises out of or relates to this Transaction (Dispute), except as otherwise indicated in this section or as you and I agree to in writing. For purposes of this section, this Transaction includes this Note and any other documents, instruments and proposed loans or extensions of credit that relate to this Note. You or I will not arbitrate any Dispute within any "core proceedings" under the United States bankruptcy laws.

You and I must consent to arbitrate any Dispute concerning a debt secured by real estate at the time of the proposed arbitration. You may foreclose or exercise any powers of sale against real property securing a debt underlying any Dispute before, during or after any arbitration. You may also enforce a debt secured by this real property and underlying the Dispute before, during or after any arbitration.

You or I may seek provisional remedies at any time from a court having jurisdiction to preserve the rights of or to prevent irreparable injury to you or me. Foreclosing or exercising a power of sale, beginning and continuing a judicial action or pursuing self-help remedies will not constitute a waiver of the right to compel arbitration.

The arbitrator will determine whether a Dispute is arbitrable. A single arbitrator will resolve any Dispute, whether individual or joint in nature, or whether based on contract, tort, or any other matter at law or in equity. The arbitrator may consolidate any Dispute with any related disputes, claims or other matters in question not arising out of this Transaction. Any court having jurisdiction may enter a judgment or decree on the arbitrator's award. The judgment or decree will be enforced as any other judgment or decree.

You and I acknowledge that the agreements, transactions or the relationships which result from the agreements or transactions between and among you and me involve interstate commerce. The United States Arbitration Act will govern the interpretation and enforcement of this section.

The American Arbitration Association's Commercial Arbitration Rules, in effect on the date of this Note, will govern the selection of the arbitrator and the arbitration process, unless otherwise agreed to in this Note or another writing.

23. WAIVER OF TRIAL FOR ARBITRATION. YOU AND I UNDERSTAND THAT THE PARTIES HAVE THE RIGHT OR OPPORTUNITY TO LITIGATE ANY DISPUTE THROUGH A TRIAL BY JUDGE OR JURY, BUT THAT THE PARTIES PREFER TO RESOLVE DISPUTES THROUGH ARBITRATION INSTEAD OF LITIGATION. IF ANY DISPUTE IS ARBITRATED, YOU AND I VOLUNTARILY AND KNOWINGLY WAIVE THE RIGHT TO HAVE A TRIAL BY JURY OR JUDGE DURING THE ARBITRATION.

24. SIGNATURES. By signing under seal, I agree to the terms contained in this Note. I also acknowledge receipt of a copy of this Note.

     BORROWER:

          Lee County Bancshares, Inc.


                              By: /s/ Michael P. Guy                   (Seal)
                                 --------------------------------------
                                  Michael  P.  Guy,  President


                              By: /s/ Martin D. Williams               (Seal)
                                 --------------------------------------
                                  Martin  D.  Williams,  Treasurer


Lee County Bancshares, Inc.                                          Initials
                                                                             ---
Georgia Promissory Note                                                   Page 4

                                    GUARANTY
                           (Continuing Debt - Limited)
                           ---------------------------

DATE AND PARTIES. The date of this Guaranty is February 18, 2003. The parties and their addresses are:

     LENDER:
               NEXITY BANK - ATLANTA LPO
               2839 Paces Ferry Road
               Suite 840
               Atlanta, Georgia 30339
               Telephone: (678) 556-0700

     BORROWER:
               LEE COUNTY BANCSHARES, INC.
               a Corporation
               PO Box 3770
               Auburn, Alabama 36830

     GUARANTOR:
               MICHAEL GUY
               2727 West Point Parkway
               Opelika, Alabama 36083

1. DEFINITIONS. As used in this Guaranty, the terms have the following meanings:

          A. PRONOUNS. The pronouns "I," "me" and "my" refer to all persons or entities signing this Guaranty, individually and together with their heirs, successors and assigns. "You" and "your" refer to the Lender, with its participants or syndicators, successors and assigns, or any person or company that acquires an interest in the Debt.

          B. NOTE. "Note" refers to the document that evidences the Borrower's indebtedness, and any extensions, renewals, modifications and substitutions of the Note.

          C. DEBT. "Debt" refers to debts, liabilities, and obligations of the Borrower (including, but not limited to, amounts agreed to be paid under the terms of any notes or agreements securing the payment of any debt, loan, liability or obligation, overdrafts, letters of credit, guaranties, advances for taxes, insurance, repairs and storage, and all extensions, renewals, refinancings and modifications of these debts) whether now existing or created or incurred in the future, due or to become due, or absolute or contingent, including obligations and duties arising from the terms of all documents prepared or submitted for the transaction such as applications, security agreements, disclosures, the Note, and this Guaranty.

          D. PROPERTY. "Property" means any property, real, personal or intangible, that secures performance of the obligations of the Note, Debt, or this Guaranty.

2. AGREEMENT TO GUARANTY. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce you, at your option, to make loans or engage in any other transactions with the Borrower from time to time, I absolutely and unconditionally promise to pay and guaranty the full and prompt payment of the following Debt when due (whether at maturity or upon acceleration), including without limitation, all principal, accrued interest, attorneys' fees and collection costs, when allowed by law, that may become due from the Borrower to you in collecting the Debt and in enforcing this Guaranty and all other agreements with respect to the Borrower.

3. SPECIFIC AND FUTURE DEBT GUARANTY. I absolutely and unconditionally agree to all terms of and guaranty to you the payment and performance of each and every Debt, of every type, purpose and description that the Borrower either individually, among all or a portion of themselves, or with others, may now or at any time in the future owe you, including, but not limited to the following described Debt(s): Promissory Note in the amount of $500,000.00 dated February 18, 2003.

My liability will not exceed $93,750.00 of the principal amount outstanding at default, and will include accrued interest, attorneys' fees and collection costs, when allowed by law, and all other amounts agreed to be paid under all agreements evidencing the Debt and securing the payment of the Debt. You may, without notice, apply this Guaranty to such Debt of the Borrower as you may select from time to time.

4. EXTENSIONS. I consent to all renewals, extensions, modifications and substitutions of the Debt which may be made by you upon such terms and conditions as you may see fit from time to time without further notice to me and without limitation as to the number of renewals, extensions, modifications or substitutions.

5. PRIMARY LIABILITY. I am primarily liable under this Guaranty, regardless of whether or not you pursue any of your remedies against the Borrower, against any other maker, surety, guarantor or endorser of the Debt or against any Property. You may sue me alone, or anyone else who is obligated on this Guaranty, or any number of us together, to collect the Debt. My liability is not conditioned on the signing of this Guaranty by any other person and further is not subject to any condition not expressly set forth in this Guaranty or any instrument executed in connection with the Debt. My obligation to pay according to the terms of this Guaranty shall not be affected by the illegality, invalidity or unenforceability of any notes or agreements evidencing the Debt, the violation of any applicable usury laws, forgery, or any other circumstances which make the indebtedness unenforceable against the Borrower. I will remain obligated to pay on this Guaranty even if any other person who is obligated to pay the Debt, including the Borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law.

6. BANKRUPTCY. If a bankruptcy petition should at any time be filed by or against the Borrower, the maturity of the Debt, so far as my liability is concerned, shall be accelerated and the Debt shall be immediately payable by me. I acknowledge and agree that this Guaranty, and the Debt secured hereby, will remain in full force and effect at all times, notwithstanding any action or undertakings by, or against, you or against any Property, in connection with any obligation in any proceeding in the United States Bankruptcy Courts. Such action or undertaking includes, without limitation, valuation of Property, election of remedies or imposition of secured or unsecured claim status upon claims by you, pursuant to the United States Bankruptcy Code, as amended. In the event that any payment of principal or interest received and paid by any other guarantor, borrower, surety, endorser or co-maker is deemed, by final order of a court of competent jurisdiction, to have been a voidable preference under the bankruptcy or insolvency laws of the United States or otherwise, then my obligation will remain as an obligation to you and will not be considered as having been extinguished.

7. REVOCATION. I agree that this is an absolute and unconditional Guaranty. I agree that this Guaranty will remain binding on me, whether or not there are any debts outstanding, until you have actually received written notice of my revocation or written notice of my death or incompetence. Notice of revocation or notice of my death or incompetence will not affect my obligations under this Guaranty with respect to any Debts incurred by or for which you have made a commitment to Borrower before you actually receive such notice, and all renewals, extensions, refinancings, and modifications of such Debts. I agree that if any other person signing this Guaranty provides a notice of revocation to you, I will still be obligated under this Guaranty until I provide such a notice of revocation to you. If any other person signing this Guaranty dies or is declared incompetent, such fact will not affect my obligations under this Guaranty.


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Georgia Promissory Note                                                   Page 1

8. PROPERTY. I agree that any Property may be assigned, exchanged, released in whole or in part or substituted without notice to me and without defeating, discharging or diminishing my liability. My obligation is absolute and your failure to perfect any security interest or any act or omission by you which impairs the Property will not relieve me or my liability under this Guaranty. You are under no duty to preserve or protect any Property until you are in actual or constructive possession. For purposes of this paragraph, you will only be in "actual" possession when you have physical, immediate and exclusive control over the Property and have accepted such control in writing. Further, you will only be deemed to be in "constructive" possession when you have both the power and intent to exercise control over the Property.

9.  DEFAULT. I will be in default if any of the following occur:

          A.  PAYMENTS.  I  fail  to  make  a  payment  in  full  when  due.

          B. INSOLVENCY OR BANKRUPTCY. I make an assignment for the benefit of creditors or become insolvent, either because my liabilities exceed my assets or I am unable to pay my debts as they become due; or I petition for protection under federal, state or local bankruptcy, insolvency or debtor relief laws, or am the subject of a petition or action under such laws and fail to have the petition or action dismissed within a reasonable period of time not to exceed 60 days.

          C.  DEATH  OR  INCOMPETENCY. I die or am declared legally incompetent.

          D. FAILURE TO PERFORM. I fail to perform any condition or to keep any promise or covenant of this Guaranty.

          E. OTHER DOCUMENTS. A default occurs under the terms of any other transaction document.

          F. OTHER AGREEMENTS. I am in default on any other debt or agreement I have with you.

          G. MISREPRESENTATION. I make any verbal or written statement or provide any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

          H.  JUDGMENT.  I  fail  to  satisfy or appeal any judgment against me.

          I. FORFEITURE. The Property is used in a manner or for a purpose that threatens confiscation by a legal authority.

          J. NAME CHANGE. I change my name or assume an additional name without notifying you before making such a change.

          K. PROPERTY TRANSFER. I transfer all or substantial part of my money or property.

          L.  PROPERTY  VALUE. The value of the Property declines or is impaired

          M.  INSECURITY.  You  reasonably  believe  that  you  are  insecure.

10. WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

     A. ADDITIONAL WAIVERS. In addition, to the extent permitted by law, I consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to the Debt or this Guaranty.

               (1) You may renew or extend payments on the Debt, regardless of the number of such renewals or extensions.
               (2) You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.
               (3) You may release, substitute or impair any Property securing the Debt.
               (4) You, or any institution participating in the Debt, may invoke your right of set-off.
               (5) You may enter into any sales, repurchases or participations of the Debt to any person in any amounts and I waive notice of such sales, repurchases or participations.
               (6) I agree that the Borrower is authorized to modify the terms of the Debt or any instrument securing, guarantying or relating to the Debt.
               (7) You may undertake a valuation of any Property in connection with any proceedings under the United States Bankruptcy Code concerning the Borrower or me, regardless of any such valuation, or actual amounts received by you arising from the sale of such Property.
               (8) I agree to consent to any waiver granted the Borrower, and agree that any delay or lack of diligence in the enforcement of the Debt, or any failure to file a claim or otherwise protect any of the Debt, in no way affects or impairs my liability.
               (9) I agree to waive reliance on any anti-deficiency statutes, through subrogation or otherwise, and such statutes in no way affect or impair my liability. In addition, I waive any right of subrogation, contribution, reimbursement, indemnification, exoneration, and any other right I may have to enforce any remedy which you now have or in the future may have against the Borrower or another guarantor or as to any Property.

               Any Guarantor who is an "insider," as contemplated by the United States Bankruptcy Code, 11 U.S.C. 101, as amended, makes these waivers permanently. (An insider includes, among others, a director, officer, partner, or other parson in control of the Borrower, a person or an entity that is a co-partner with the Borrower, an entity in which the Borrower is a general partner, director, officer or other person in control or a close relative of any of these other persons.) Any Guarantor who is not an insider makes these waivers until all Debt is fully repaid.

          B. NO WAIVER BY LENDER. Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in the Debt instruments, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

          C. WAIVER OF CLAIMS. I waive all claims for loss or damage caused by your acts or omissions where you acted reasonably and in good faith.

11. REMEDIES. After the Borrower or I default, and after you give any legally required notice and opportunity to cure the default, you may at your option do any one or more of the following.

          A. ACCELERATION. You may make all or any part of the amount owing by the terms of this Guaranty immediately due.

          B. SOURCES. You may use any and all remedies you have under state or federal law or in any instrument securing the Debt.

          C. INSURANCE BENEFITS. You may make a claim for any and all insurance benefits or refunds that may be available on default.


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Georgia Promissory Note                                                   Page 2

          D. PAYMENTS MADE ON THE BORROWER'S BEHALF. Amounts advanced on the Borrower's behalf will be immediately due and may be added to the balance owing under the Debt.

          E. TERMINATION. You may terminate my right to obtain advances and may refuse to make any further extensions of credit.

          F.  ATTACHMENT.  You  may  attach  or  garnish  my  wages or earnings.

          G. SET-OFF. You may use the right of set-off. This means you may set-off any amount due and payable under the terms of this Guaranty against any right I have to receive money from you.

          My right to receive money from you includes any deposit or share account balance I have with you; any money owed to me on an item presented to you or in your possession for collection or exchange; and any repurchase agreement or other non-deposit obligation. "Any amount due and payable under the terms of this Guaranty" means the total amount to which you are entitled to demand payment under the terms of this Guaranty at the time you set-off.

          Subject to any other written contract, if my right to receive money from you is also owned by someone who has not agreed to pay the Debt, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement.

          Your right of set-off does not apply to an account or other obligation where my rights arise only in a representative capacity. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

          You will not be liable for the dishonor of any check when the dishonor occurs because you set-off against any of my accounts, I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

          H. WAIVER. Except as otherwise required by law, by choosing any one or more of these remedies you do not give up your right to use any other remedy. You do not waive a default if you choose not to use a remedy. By electing not to use any remedy, you do not waive your right to later consider the event a default and to use any remedies if the default continues or occurs again.

12. COLLECTION EXPENSES AND ATTORNEYS' FEES. On or after Default, to the extent permitted by law, I agree to pay all expenses of collection, enforcement or protection of your rights and remedies under this Guaranty or any instrument executed in connection with the creation of any Debt guarantied by this Guaranty. All fees and expenses will be secured by the Property I have granted you, if any. To the extent permitted by the United States Bankruptcy Code, I agree to pay the reasonable attorneys' fees you incur to collect the Debt guarantied by this Guaranty as awarded by any court exercising jurisdiction under the Bankruptcy Code.

13. WARRANTIES AND REPRESENTATIONS. I have the right and authority to enter into this Guaranty. The execution and delivery of this Guaranty will not violate any agreement governing me or to which I am a party.

In addition, I represent and warrant that this Guaranty was entered into at the request of the Borrower, and that I am satisfied regarding the Borrower's financial condition and existing indebtedness, authority to borrow and the use and intended use of all Debt proceeds. I further represent and warrant that I have not relied on any representations or omissions from you or any information provided by you respecting the Borrower, the Borrower's financial condition and existing indebtedness, the Borrower's authority to borrow or the Borrower's use and intended use of all Debt proceeds.

14. RELIANCE. I acknowledge that you are relying on this Guaranty in extending credit to the Borrower, and I have signed this Guaranty to induce you to extend such credit. I represent and warrant to you that I have a direct and substantial economic interest in the Borrower and expect to derive substantial benefits from any loans and financial accommodations resulting in the creation of indebtedness guarantied hereby. I agree to rely exclusively on the right to revoke this Guaranty prospectively as to future transactions in the manner as previously described in this Guaranty if at any time, in my opinion, the benefits then being received by me in connection with this Guaranty are not sufficient to warrant the continuance of this Guaranty. You may rely conclusively on a continuing warranty that I continue to be benefited by this Guaranty and you will have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty will be effective and enforceable by you without regard to the receipt, nature or value of any such benefits.

15. APPLICABLE LAW. This Guaranty is governed by the laws of Georgia, the United States of America and to the extent required, by the laws of the jurisdiction where the Property is located.

16. AMENDMENT, INTEGRATION AND SEVERABILITY. This Guaranty may not be amended or modified by oral agreement. No amendment or modification of this Guaranty is effective unless made in writing and executed by you and me. This Guaranty is the complete and final expression of the agreement. If any provision of this Guaranty is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

17. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Guaranty.

18. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one party will be deemed to be notice to all parties. I will inform you in writing of any change in my name, address or other application information. I will provide you any financial statement or information you request. All financial statements and information I give you will be correct and complete. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Guaranty and to confirm your lien status on any Property. Time is of the essence.

19. CREDIT INFORMATION. I agree that from time to time you may obtain credit information about me from others, including other lenders and credit reporting agencies, and report to others (such as a credit reporting agency) your credit experience with me. I agree that you will not be liable for any claim arising from the use of information provided to you by others or for providing such information to others.

20. AGREEMENT TO ARBITRATE. You or I may submit to arbitration any dispute, claim or other matter in question between or among you and me that arises out of or relates to this Transaction (Dispute), except as otherwise indicated in this section or as you and I agree to in writing. For purposes of this section, this Transaction includes this Guaranty and any other documents, instruments and proposed loans or extensions of credit that relate to this Guaranty. You or I will not arbitrate any Dispute within any "core proceedings" under the United States bankruptcy laws.

You and I must consent to arbitrate any Dispute concerning the Debt secured by real estate at the time of the proposed arbitration. You may foreclose or exercise any powers of sale against real property securing the Debt underlying any Dispute before, during or after any arbitration. You may also enforce the Debt secured by this real property and underlying the Dispute before, during or after any arbitration.


Lee County Bancshares, Inc.                                          Initials
                                                                             ---
Georgia Promissory Note                                                   Page 3

You or I may seek provisional remedies at any time from a court having jurisdiction to preserve the rights of or to prevent irreparable injury to you or me. Foreclosing or exercising a power of sale, beginning and continuing a judicial action or pursuing self-help remedies will not constitute a waiver of the right to compel arbitration.

The arbitrator will determine whether a Dispute is arbitrable. A single arbitrator will resolve any Dispute, whether individual or joint in nature, or whether based on contract, tort, or any other matter at law or in equity. The arbitrator may consolidate any Dispute with any related disputes, claims or other matters in question not arising out of this Transaction. Any court having jurisdiction may enter a judgment or decree on the arbitrator's award. The judgment or decree will be enforced as any other judgment or decree.

You and I acknowledge that the agreements, transactions or the relationships which result from the agreements or transactions between and among you and me involve interstate commerce. The United States Arbitration Act will govern the interpretation and enforcement of this section.

The American Arbitration Association's Commercial Arbitration Rules, in effect on the date of this Guaranty, will govern the selection of the arbitrator and the arbitration process, unless otherwise agreed to in this Guaranty or another writing.

21. WAIVER OF TRIAL FOR ARBITRATION. You and I understand that the parties have the right or opportunity to litigate any Dispute through a trial by judge or jury, but that the parties prefer to resolve Disputes through arbitration instead of litigation. If any Dispute is arbitrated, you and I voluntarily and knowingly waive the right to have a trial by jury or judge during the arbitration.

22. SIGNATURES. By signing under seal, I agree to the terms contained in this Guaranty. I also acknowledge receipt of a copy of this Guaranty.

     GUARANTOR:


     ---------------------------------------------(Seal)
     Michael  P.  Guy
     Individually


Lee County Bancshares, Inc.                                          Initials
                                                                             ---
Georgia Promissory Note                                                   Page 4